SIGNET BANK

                          PROMISSORY NOTE

Principal      Loan Date    Maturity  Loan No.  Call  Collateral
$3,500,000.00  09-13-1996   09-30-2001

Account             Officer             Initials
anerican


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: American Passage Media, Inc.  Lender:   SIGNET BANK
          149 Fifth Avenue                        Suite 500
          New York, N.Y.  10010                   7799 Leesburg
                                                  Pike
                                                  Falls Church,
                                                  VA  22043

                           IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH
CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR
AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT
ANY FURTHER NOTICE.

Principal Amount:  $3,500,000.00   Initial Rate:  8.679%    Date
of Note:  September 11, 1996

PROMISE TO PAY. American Passage Media, Inc. ("Borrower") promises to pay to SIGNET BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning October 11, 1996, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to change from time to time based on changes in an independent index which is the per annum rate of interest, quoted by Lender in its sole discretion, as the London Interbank Offered Rate (adjusted to reflect the cost of insurance premiums and reserve requirements as they exist from time to time) as published by Telerate, as BBA LIBOR on page 3750, or Bloomberg LIBOR index page if Telerate is not available), or such other page as may replace that page on that service for the purpose of displaying rates or prices comparable to that Rate (rounded upwards, if necessary, to the next higher 1/100%) for deposits in Dollars for a period of ninety (90) days (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each 90 days. The Index currently is 5.679% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.000 percentage points over the Index, resulting in an initial rate of 8.679% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. The following interest rate options are available under this Note:

     (a) Default Option. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph above
     (the "Default Option").

     (b) Prime Rate. A margin of 0.000 percentage points over Prime Rate. For purposes of this Note, Prime Rate shall mean an annual percentage rate periodically announced and recorded by Lender as an index (called prime rate), at, above or below which interest rates are established for certain loans.

When the interest rate is based on a fixed rate, the rate shall be in effect for a period of the number of days or months as indicated in the rate option description (the "Interest Period"), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate.

Provided Borrower is not in default under this Note, Borrower may designate in advance which of the above interest rate indexes shall be applicable to any loan advance under this Note and shall designate any optional Interest Period applicable to any fixed rate loan or advance. In the absence of any such designation the interest rate option shall be the Default Option. Thereafter unpaid principal balances under this Note may be converted (at the end of an Interest Period if the index used to determine the interest rate therefore is a fixed rate) to another of the above interest rate options, or continued for an additional interest period, when applicable, as designated by Borrower in advance; and in the absence of sufficient advance designation as to conversion to or continuation of a fixed rate index, the index shall be converted to the Default Option. Notwithstanding the foregoing, a fixed rate index may not be elected for a loan or advance under this Note, nor any conversion to or continuation of a fixed rate index be elected, if the Interest Period thereof would extend beyond the maturity of this Note.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) the failure of any "Party" (which term shall mean and include each Borrower, endorser, surety and guarantor of this
Note) to make any payment on this Note or on any other indebtedness due Lender when due; (b) if any asset(s) of a Party are attached, levied upon, seized or repossessed or if any asset(s) of a Party should come into the possession of a receiver, trustee, custodian or assignee for the benefit of creditors, or if a Party makes an assignment for the benefit of creditors; (c) the failure of a Party to observe or perform any obligation or covenant contained in any agreement, document or instrument furnished in connection herewith or in any other agreement between a Party and Lender; (d) any representation or warranty at any time made by a Party to Lender in connection herewith or in any other agreement between a Party and Lender, or in any document or instrument delivered to Lender in connection herewith or pursuant to such other agreement, shall have been materially false at the time it was made; (e) the termination or withdrawal of a Party's guaranty with respect to any indebtedness due Lender; (f) any Party files a petition in bankruptcy, petitions or applies to any tribunal for any receiver or any trustee of a Party or any substantial part of its property, or commences any proceeding relating to such party under any insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (g) if, within 30 days after the filing of a petition in bankruptcy against a Party or the commencement of any proceeding against a Party seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such petition or proceeding shall not have dismissed, or, if, within 30 days after the appointment, without the consent or acquiescence of a Party, of any trustee, receiver or liquidator of such Party or of all or any substantial part of the properties of the such Party, such appointment shall not have been vacated; (h) the application for the appointment of a receiver for a party or for property of a Party; (i) the making or sending of a notice of an intended bulk sale by a Party; (j) commencement of any foreclosure, levy, seizure or forfeiture proceeding, whether by judicial, self-help, repossession, or any other method, by any creditor of a Party, any creditor of the owner of any collateral securing this Note, or by any governmental agency with respect to a Party or such collateral; (k) if any event occurs which is or, with the passage of time and/or the giving of notice, could be a default under or breach of the terms of any instrument or document evidencing a debt or obligation of a Party to any third party and is not cured within five (5) days after the occurrence thereof; (l) any judgment against a Party or any attachment against it or its property remains unpaid, undischarged, unbonded or undismissed for a period of 30 days, unless and to the extent that such judgment is appealed in good faith in a court of higher jurisdiction and such appeal remains pending; (m) if any proceeding is filed for the dissolution or liquidation of a Party; (n) if any Party shall be enjoined or restrained in any manner from conducting its business in whole or in part, and such injunction shall not be dismissed or dissolved within thirty (30) days after the filing thereof; (o) if any tax lien or notice thereof is filed against a Party or any of the assets of a Party and remains undismissed, unpaid or unbonded for a period of thirty (30) days; (p) if, without Lender's prior written consent, any Party which is not a natural person enters into or becomes a party to any merger, consolidation or share exchange or if any Party sells, transfers, conveys or leases, except in the ordinary course of business, any significant part of its assets or properties or (if not a natural person) alters its capital structure, business activities or scope of operations; (q) if, without Lender's prior written consent, there is a sale, exchange or transfer of the voting control or any significant portion of the stock or ownership interests of any Party which is not a natural person; (r) if any Party who is a natural person shall die or become incompetent; or (s) the good faith determination by Lender that a material adverse change in the financial condition of a Party has occurred since the date hereof or that Lender's prospect of payment hereunder has been materially impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorney fees equal to 25.000% of the principal balance due on the Note, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either party against the other.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Borrower given to Lender by law, Lender shall have, with respect to Borrower's obligations to Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Borrower hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title, and interest in and to all deposits, moneys, securities, and other property of Borrower now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Borrower. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances hereunder shall be conclusively presumed to have been made to and for the benefit of and at the request of Borrower when: (1) deposited or credited to an account of Borrower with Lender, notwithstanding that such advance was requested, orally or in writing, by someone other than the person(s) signing below or that someone other than the person(s) signing below is authorized to draw on such account and may or does withdraw the whole or part of any such advance; or (2) made in accordance with oral or written instructions of Borrower or anyone signing below for or on behalf of Borrower. Lender is hereby authorized to maintain records of the date and amount of each advance, the date and amount of any payment of principal or interest and the principal balance then remaining unpaid hereon. Borrower hereby agrees that the amount so evidenced in such records shall, for all purposes, constitute prima facie evidence thereof and shall be binding upon Borrower, absent manifest error.

LATE CHARGE. Borrower agrees to pay to Lender on demand a late charge not to exceed 5% of the amount of any payment of principal or interest, or both, that is more than ten (10) days past due.

REDUCING REVOLVER. Borrower will reduce balance under the revolver according to the following schedule:

DATE                COMMITMENT AMOUNT     ANNUAL REDUCTION BY %

December 31, 1996     $3,500,000.00               0.00%
June 30, 1997         $3,325,000.00               0.00%
December 31, 1997     $3,150,000.00              10.00%
June 30, 1998         $2,800,000.00              10.00%
December 31, 1998     $2,450,000.00              20.00%
June 30, 1999         $2,100,000.00              20.00%
December 31, 1999     $1,750,000.00              20.00%
June 30, 2000         $1,312,000.00              20.00%
December 31, 2000     $  875,000.00              25.00%
June 30, 2001         $  437,000.00              25.00%
September 30, 2001    $     -0-

APPLICABLE MARGIN. The applicable margin will be based on the Borrower's ratio of funded debt to operating cash flow and will be determined according to the following table:

Operating Cash Flow                     Base Margin     LIBOR
                                                        Margin

Leverage less than 1                       1.00% 300 basis points
Leverage more than = 1.0 and less than 2.5 1.50% 350 basis points
Leverage more than = 2.5 and less than 3.5 2.00% 400 basis points

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE.


                              BORROWER:

                              AMERICAN PASSAGE MEDIA, INC.



                              By:  /s/ Don Leeds       (SEAL)
                                   Don Leeds
                                   Executive Vice President


                              By:  /s/  Harlan D. Peltz  (SEAL)
                                   Harlan D. Peltz
                                   Chief Executive Officer



Notwithstanding the terms of the foregoing Business Loan
Agreement or any of the Related Documents:

     1. Lender may not accelerate the loan or otherwise exercise any remedies against Borrower unless an Event of Default has occurred and is continuing.

     2. With respect to any default by Borrower in the performance of any covenant under the Business Loan Agreement or Related Documents (including, without limitation, a payment covenant), such default will not constitute an Event of Default and Lender may not accelerate the Loan or otherwise exercise remedies against Borrower if Borrower fully cures such default by performing such act or making such payment within 15 calendar days of the date on which such action or payment was due to be performed or paid.

     3. Once a default occurs under the Business Loan Agreement or Related Documents, then such default will continue to exist until it is either cured by Borrower or is otherwise waived by Lender and once an Event of Default occurs under the Business Loan Agreement or Related Documents, then such Event of Default will continue to exist until expressly waived by Lender which may not be unreasonably withheld by Lender.